Exhibit 99.1

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt about the action you should take, you are recommended immediately to seek your own personal financial advice immediately from your stockbroker, bank manager, solicitor, accountant or other independent professional financial adviser who, if you are resident or taking advice in Ireland, is duly authorised under the European Communities (Markets in Financial Instruments) Regulations 2007 (Nos. 1 to 3) or the Investment Intermediaries Act 1995 (as amended), or, if you are resident or taking advice in the United Kingdom, is duly authorised under the Financial Services and Markets Act 2000 of the United Kingdom, or, if you are not so resident and are not taking advice in Ireland or the United Kingdom, another appropriately authorised independent professional adviser.

2014 No. 368 COS (2014 No. 119 COM)

THE HIGH COURT

IN THE MATTER OF FYFFES PLC

AND IN THE MATTER OF THE COMPANIES ACTS 1963 TO 2013

SUPPLEMENTAL NOTICE

IN RESPECT OF

THE SCHEME OF ARRANGEMENT

(UNDER SECTION 201 OF THE COMPANIES ACT 1963)

BETWEEN

FYFFES PUBLIC LIMITED COMPANY

AND

THE HOLDERS OF THE SCHEME SHARES

(AS DEFINED IN THE SCHEME OF ARRANGEMENT REFERRED TO BELOW)

TAKE NOTICE AS FOLLOWS:

1.	Meaning of Cancellation Shares

In the Scheme of Arrangement which is set out in Part 3 of the document dated 6 August 2014 posted to Fyffes shareholders (which document comprises the Scheme Circular and Explanatory Statement of Fyffes plc, a proxy statement of Chiquita Brands International, Inc. and a prospectus of ChiquitaFyffes Limited), the definition of “Cancellation Shares” was omitted in error. The following definition of “Cancellation Shares” is now inserted in Section (A) of such Part 3 immediately after the definition of ‘‘Cancellation Record Time’’:

“Cancellation Shares,” any Fyffes Shares in issue before the Cancellation Record Time, but excluding, in any case, the Transfer Shares, the Designated Shares and the Treasury Shares;

2.	Modification of the Scheme of Arrangement

The addition of this definition in the terms of the Scheme of Arrangement has been made pursuant to paragraph 9 of the Scheme of Arrangement and an Order of the High Court dated 1 September 2014. A copy of the modified Scheme of Arrangement is attached in the Appendix to this Supplemental Notice.

For and on behalf of Fyffes plc

Dated 1 September 2014

STATEMENT REQUIRED BY THE TAKEOVER RULES

The directors of Fyffes plc (“Fyffes”) accept responsibility for the information contained in this document. To the best of the knowledge and belief of the directors of Fyffes (who have taken all reasonable care to ensure such is the case), the information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

DEALING DISCLOSURE REQUIREMENTS

Under the provisions of Rule 8.3 of the Irish Takeover Rules, if any person is, or becomes, “interested” (directly or indirectly) in 1% or more of any class of “relevant securities” of Fyffes or Chiquita Brands International, Inc. (“Chiquita”), all “dealings” in any “relevant securities” of Fyffes or Chiquita (including by means of an option in respect of, or a derivative referenced to, any such “relevant securities”) must be publicly disclosed by not later than 3:30 p.m. (Irish time) on the “business day” following the date of the relevant transaction. This requirement will continue until the date on which the Scheme becomes effective or on which the “offer period” otherwise ends. If two or more persons co-operate on the basis of any agreement either express or tacit, either oral or written, to acquire an “interest” in “relevant securities” of Fyffes or Chiquita, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules. Under the provisions of Rule 8.1 of the Irish Takeover Rules, all “dealings” in “relevant securities” of Fyffes by Chiquita or "relevant securities" of Chiquita by Fyffes, or by any person “acting in concert” with either of them must also be disclosed by no later than 12 noon (Irish time) on the “business day” following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose “relevant securities” “dealings” should be disclosed can be found on the Irish Takeover Panel's website at www.irishtakeoverpanel.ie. “Interests in securities” arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an “interest” by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities. Terms in quotation marks are defined in the Irish Takeover Rules, which can be found on the Irish Takeover Panel’s website.

If you are in any doubt as to whether or not you are required to disclose a “dealing” under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020; fax number +353 1 678 9289.

GENERAL

The release, publication or distribution of this document in or into certain jurisdictions may be restricted by the laws of those jurisdictions. Accordingly, copies of this document and all other documents relating to the proposed combination of Chiquita and Fyffes to form ChiquitaFyffes Limited (which will be renamed ChiquitaFyffes plc) (the “combination”) are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the combination disclaim any responsibility or liability for the violations of any such restrictions by any person.

Any response in relation to the combination should be made only on the basis of the information contained in the Proxy Statement/Prospectus/Scheme Circular or any document by which the combination, including the Scheme, are made. Chiquita shareholders and Fyffes shareholders are advised to read carefully the formal documentation which has been posted to them in relation to the combination.

Lazard & Co. Limited (“Lazard”), which is authorised and regulated in the United Kingdom by the Financial Conduct Authority, is acting exclusively as financial adviser to Fyffes and no one else in connection with the matters described in this document, and will not be responsible for anyone other than Fyffes for providing the protections afforded to clients of Lazard nor for providing advice in relation to the matters referred to in this document. Neither Lazard nor any of its affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Lazard in connection with this document, any statement contained herein or otherwise.

Davy and Davy Corporate Finance each of which is regulated in Ireland by the Central Bank of Ireland, are acting for Fyffes and no one else in relation to the matters referred to herein. In connection with such matters, Davy and Davy Corporate Finance, their affiliates and their respective directors, officers, employees and agents will not regard any other person as their client, nor will they be responsible to anyone other than Fyffes for providing the protections afforded to their clients or for providing advice in connection with the matters described in this document or any matter referred to herein.

There has been no material change in the information previously published by Fyffes or Chiquita in connection with the combination contained in the Proxy Statement/Prospectus/Scheme Circular dated August 6, 2014, as previously mailed to Fyffes shareholders, save as disclosed: (a) in the announcement by Fyffes dated August 27, 2014 of Fyffes results for the six month financial period ending June 30, 2014; (b) in the announcement by Chiquita and Fyffes dated August 27, 2014 entitled “Chiquita and Fyffes Provide Updated Synergy Estimates Related To Proposed Combination; (c) in the announcement by Chiquita and Fyffes dated August 27, 2014 entitled “Chiquita Mails Letter To Shareholders”; and (d) as respects interests in relevant securities held, and dealings in Chiquita and Fyffes relevant securities, by parties acting in concert with Chiquita or Fyffes, as has been disclosed in accordance with the Irish Takeover Rules.

APPENDIX

THE SCHEME OF ARRANGEMENT

(As modified by an Order of the Irish High Court dated 1 September 2014)

No. 2014/368 COS (2014/119 COM)

THE HIGH COURT

IN THE MATTER OF FYFFES PLC

AND IN THE MATTER OF THE COMPANIES ACTS 1963 TO 2013

SCHEME OF ARRANGEMENT

(UNDER SECTION 201 OF THE COMPANIES ACT 1963)

BETWEEN

FYFFES PUBLIC LIMITED COMPANY

AND

THE HOLDERS OF THE SCHEME SHARES

(AS HEREINAFTER DEFINED)

PRELIMINARY

(A)	In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:

“Act,” the Company Act 1963;

“Business Day,” any day, other than a Saturday, Sunday or a day on which banks in Ireland or in the State of New York are authorized or required by law or executive order to be closed;

“Cancellation Record Time,” 10:00 p.m. (Irish time) on the day before the Irish High Court hearing to sanction the Scheme;

“Cancellation Shares,” any Fyffes Shares in issue before the Cancellation Record Time, but excluding, in any case, the Transfer Shares, the Designated Shares and the Treasury Shares;

“Certificated Holder(s),” a Fyffes Shareholder (other than those with a registered address in the United States or in any other CSN Restricted Jurisdiction) who holds his Fyffes Shares in certificated form;

“Chiquita,” Chiquita Brands International Inc., a company incorporated in New Jersey, United States of America;

“ChiquitaFyffes,” ChiquitaFyffes public limited company, a public limited company incorporated in Ireland with registered number 540116 and having its registered office at Riverside One, Sir John Rogerson’s Quay, Dublin 2;

“ChiquitaFyffes Consideration Shares,” the ChiquitaFyffes Ordinary Shares proposed to be issued and credited as fully paid to Scheme Shareholders pursuant to the Scheme and forming the Scheme Consideration;

“ChiquitaFyffes Ordinary Shares,” the ordinary shares of US$0.01 each in the capital of ChiquitaFyffes;

“Circular,” the document dated August 6, 2014 on a Registration Statement on Form S-4 sent by Fyffes to Fyffes Shareholders (and for information only, to Fyffes Equity Award Holders) of which this Scheme forms part;

“Code,” means the U.S. Internal Revenue Code of 1986, as amended;

“Combination,” the proposed combination of Chiquita and Fyffes to create ChiquitaFyffes pursuant to the Scheme and the Merger;

“Corporate Nominee,” the company appointed by ChiquitaFyffes to hold ChiquitaFyffes Consideration Shares on behalf of Scheme Shareholders who hold their Fyffes Shares in certificated form;

“Court Meeting,” the meeting or meetings of the Scheme Shareholders (and any adjournment thereof) convened by order of the Irish High Court pursuant to Section 201 of the Act to consider and, if thought fit, sanction the Scheme (with or without amendment);

“Court Order,” the order or orders of the Irish High Court sanctioning the Scheme under Section 201 of the Act and confirming the reduction of share capital which forms part of it under Sections 72 and 74 of the Act;

“CREST,” the relevant system (as defined in the CREST Regulations) in respect of which EUI is the Operator (as defined in the CREST Regulations);

“CRESTCo,” CRESTCo Limited;

“CREST Manual,” the rules governing the operation of CREST, consisting of the CREST Reference Manual, CREST International Manual, CREST Central Counterparty Service Manual, CREST Rules, CREST CCSS Operations Manual, CREST Application Procedure and CREST Glossary of Terms (all as defined in the CREST Glossary of Terms);

“CREST Regulations,” the Companies Act, 1990 (Uncertificated Securities) Regulations, 1996 (SI No. 68 of 1996 of Ireland), as from time to time amended;

“CSN Facility,” the facility under which the CSN holds ChiquitaFyffes CDIs on behalf of holders of Certificated Holders and provides certain other services;

“CSN Permitted Jurisdiction,” each jurisdiction which is agreed with the Exchange Agent to be a jurisdiction in which participation in the CSN Facility is permitted;

“CSN Restricted Jurisdiction,” any jurisdiction that is not a CSN Permitted Jurisdiction;

“Designated Shares,” means the seven Fyffes Shares to be held by nominees appointed by ChiquitaFyffes on behalf of ChiquitaFyffes, in each case from a date prior to the date on which the Court Meeting is held;

“DTC,” The Depositary Trust Company;

“EUI,” Euroclear UK & Ireland, Limited;

“Effective Date,” the date on which this Scheme becomes effective in accordance with its terms;

“Exchange Agent,” a company appointed by ChiquitaFyffes (and reasonably acceptable to Fyffes) to act as exchange agent for the settlement of the ChiquitaFyffes Consideration Shares;

“Extraordinary General Meeting” or “EGM,” the extraordinary general meeting of the Fyffes Shareholders (and any adjournment thereof) to be convened in connection with the Scheme, expected to be held as soon as the preceding Court Meeting shall have been concluded or adjourned (it being understood that if the Court Meeting is adjourned, the EGM shall be correspondingly adjourned);

“Forms of Proxy,” the Form of Proxy for the Court Meeting, and the Form of Proxy for the EGM, as the context may require;

“Fyffes,” Fyffes plc incorporated in Ireland with registered number 73342 and having its registered address at 29 North Anne Street, Dublin 7, Ireland;

“Fyffes Exchange Fund,” all ChiquitaFyffes Consideration Shares deposited with the Exchange Agent pursuant to Clause 4.1;

“Fyffes Equity Award Holders,” the holders of Fyffes Options and/or Fyffes Share Awards;

“Fyffes Option,” an option to subscribe for Fyffes Shares;

“Fyffes Share Award,” any award denominated in Fyffes Shares, other than a Fyffes Option;

“Fyffes Shareholders,” the holders of Fyffes Shares;

“Fyffes Shares,” the ordinary shares of €0.06 each in the capital of Fyffes;

“Holder,” in relation to any Fyffes Share, the Member whose name is entered in the Register of Members as the holder of the share, and “Joint Holders” shall mean the Members whose names are entered in the Register of Members as the joint holders of the share, and includes any person(s) entitled by transmission;

“Irish High Court,” the High Court of Ireland;

“Members,” members of Fyffes on its Register of Members at any relevant date (and each a “Member”);

“Merger,” the merger of Chicago Merger Sub, Inc. with and into Chiquita;

“New Fyffes Shares,” the ordinary shares of €0.06 each in the capital of Fyffes to be issued credited as fully paid up to ChiquitaFyffes or its nominee (to be held on bare trust);

“Reduction of Capital,” the reduction of the share capital of Fyffes by the cancellation of the Cancellation Shares to be effected as part of the Scheme as referred to in Clause 1.1 of this Scheme;

“Register of Members,” the register of members maintained by Fyffes pursuant to the Act;

“Registrar,” the Registrar of Companies in Dublin, Ireland;

“Restricted Jurisdiction,” any jurisdiction in relation to which Fyffes is advised that the release, publication or distribution of the Circular or the related Forms of Proxy or the allotment and issue of ChiquitaFyffes Consideration Shares, would or might infringe the laws of that jurisdiction or would or might require compliance with any governmental or other consent or any registration, filing or other formality that Fyffes is unable to comply with or regards as unduly onerous to comply with;

“Restricted Overseas Shareholder,” a Scheme Shareholder (including an individual, partnership, unincorporated syndicate, limited liability company, unincorporated organization, trust, trustee, executor, administrator or other legal representative) in, or resident in, or any Scheme Shareholder whom Fyffes believes to be in, or resident in, a Restricted Jurisdiction;

“Scheme” or “Scheme of Arrangement,” the proposed scheme of arrangement under Section 201 of the Act and the capital reduction under Sections 72 and 74 of the Act with or subject to any modifications, additions or conditions approved or imposed by the Irish High Court and agreed to by Chiquita, ChiquitaFyffes and Fyffes;

“Scheme Consideration,” the ChiquitaFyffes Consideration Shares;

“Scheme Record Time,” 10:00 p.m. (Irish time) on the day before the Effective Date;

“Scheme Shareholder,” a Holder of Scheme Shares;

“Scheme Shares,” the Cancellation Shares and the Transfer Shares;

“Transfer Shares,” Fyffes Shares issued at or after the Cancellation Record Time and before the Scheme Record Time excluding, for the avoidance of doubt, the Designated Shares and Treasury Shares;

“Treasury Shares,” any shares held in Fyffes by Fyffes and/or any of its subsidiaries;

“Uncertificated” or “in uncertificated form,” recorded on the relevant register of the share or security concerned as being held in uncertificated form in CREST and title to which may be transferred by means of

CREST;

“UK CREST,” the relevant system (as defined in the UK Regulations) in respect of which Euroclear is the Operator (as defined in the UK Regulations);

“UK Regulations,” the Uncertificated Securities Regulations 2001 (SI 2001/3755 of the United Kingdom;

“US” or “United States,” the United States, its territories and possessions, any State of the United States and the District of Columbia, and all other areas subject to its jurisdiction;

“US$,” “$” or “USD,” United States dollars, the lawful currency of the United States of America;

“Voting Record Time,” 6.00 p.m. (Irish time) on September 15, 2014, or if the Court Meeting is adjourned, 6.00 p.m. (Irish time) on the day two days before the day set for the adjourned meeting;

and references to Clauses are to Clauses of this Scheme.

(B)	The authorized share capital of Fyffes at the date of this Scheme is €45,000,000 divided into 750,000,000 ordinary shares of €0.06 each. As of August 4, 2014, 297,659,807 Fyffes Shares in the share capital of Fyffes (excluding Treasury Shares) have been issued and are credited as fully paid and the remainder are unissued.

(C)	As of the close of business on the date of the Cancellation Record Time, ChiquitaFyffes (and/or its nominees) owned the Designated Shares.

(D)	Chiquita and ChiquitaFyffes have agreed to appear by counsel on the hearing of the petition to sanction this Scheme and to submit thereto. Chiquita, Fyffes and ChiquitaFyffes undertake to the Irish High Court to be bound by and to execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it or them for the purpose of giving effect to this Scheme.

(E)	Fyffes will cancel all Treasury Shares on or prior to the Effective Date in accordance with Part XI of the Companies Act 1990.

THE SCHEME

1.	Cancellation of the Cancellation Shares

1.1	Pursuant to sections 72 and 201 of the Act and Article 49 of the articles of association of Fyffes, the issued share capital of Fyffes shall be reduced by cancelling and extinguishing all of the Cancellation Shares without thereby reducing the authorized share capital of Fyffes.

1.2	Forthwith and contingently upon the Reduction of Capital taking effect:

(a)	the issued share capital of Fyffes shall be increased to its former amount by the allotment and issue to ChiquitaFyffes or its nominee (to be held on bare trust) of such number of New Fyffes Shares in the capital of Fyffes as shall be equal to the number of Cancellation Shares, with each such New Fyffes Share having the same rights as the Cancellation Shares so cancelled; and

(b)	the reserve arising in the books of account of Fyffes as a result of the said Reduction of Capital shall be capitalised and applied in paying up in full at par the New Fyffes Shares allotted pursuant to Clause 1.2(a), which shall be allotted and issued credited as fully paid to ChiquitaFyffes or its nominee (to be held on bare trust).

1.3	New Fyffes Shares allotted and issued to ChiquitaFyffes or its nominee (to be held on bare trust) pursuant to Clause 1.2(b) shall be credited as fully paid and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever.

2.	Acquisition of Transfer Shares

Contingently upon and immediately following the cancellation of the Cancellation Shares becoming effective in accordance with the terms of this Scheme, the allotment of the New Fyffes Shares referred to in Clause 1.2(a) of this Scheme and the registration of such New Fyffes Shares in the name of ChiquitaFyffes or its nominee (to be held on bare trust for ChiquitaFyffes), ChiquitaFyffes shall automatically, and without any further action required, acquire the Transfer Shares (including the legal and beneficial interest therein) of each Holder appearing in the Register of Members at the Scheme Record Time as the Holder of Transfer Shares fully paid, free from all liens, equities, charges, encumbrances and other interests and together with all and any rights at the date this Scheme becomes effective or thereafter attached thereto including voting rights and the right to receive and retain in full all dividends and other distributions declared, paid or made thereon, on or after the Effective Date.

3.	Consideration for the Cancellation Shares, the Transfer Shares and the allotment of the New Fyffes Shares

3.1	In consideration for the cancellation of the Cancellation Shares pursuant to Clause 1.1, the transfer of the Transfer Shares pursuant to Clause 2 and the allotment and issue of the New Fyffes Shares as provided in Clause 1.2, ChiquitaFyffes shall allot and issue credited as fully paid, in accordance with the provisions of Clause 4 below, for the benefit of each Scheme Shareholder (as appearing on the Register of Members at the Scheme Record Time):

for each Scheme Share: 0.1567 of a ChiquitaFyffes Consideration Share.

The ChiquitaFyffes Consideration Shares shall rank equally in all respects with the existing or to-be-issued ChiquitaFyffes Consideration Shares and shall be entitled to receive any dividends or other distributions declared or paid by ChiquitaFyffes in respect of ChiquitaFyffes Consideration Shares with a record date on or after the date of their issue.

3.2	Except as may be specified, the ChiquitaFyffes Consideration Shares will be deposited in DTC.

3.3	None of Chiquita, ChiquitaFyffes or Fyffes shall be liable to any Scheme Shareholder for any cash payment, dividends or distributions with respect to Scheme Shares delivered to a public official in compliance with any abandoned property, escheat or law permitting attachment of money or property or similar law.

3.4	Any dividends and other distributions payable before the Effective Date in respect of any Cancellation Shares or any Transfer Shares shall accrue to the benefit of the relevant Scheme Shareholders by reference to the record date for such dividend or distribution.

4.	Settlement of Consideration

4.1	Not later than 14 days after the Effective Date, the ChiquitaFyffes Consideration Shares shall be allotted and issued to or for the benefit of the Scheme Shareholders credited as fully paid and free from all liens, charges, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever. Chiquita has appointed the Exchange Agent to effect the technical implementation of the settlement of the Scheme Consideration. For this purpose, ChiquitaFyffes shall deposit, or cause to be deposited, with the Exchange Agent, for the benefit of the Scheme Shareholders evidence of shares in book-entry form representing the aggregate ChiquitaFyffes Consideration Shares.

4.2	ChiquitaFyffes shall allot and issue the ChiquitaFyffes Consideration Shares which it is required to allot and issue to or for the benefit of the persons entitled thereto in accordance with Clause 3.1, unless otherwise properly directed by the person entitled thereto.

4.3	Any portion of the Fyffes Exchange Fund which has not been transferred to Scheme Shareholders as of the one-year anniversary of the Effective Date shall be delivered to ChiquitaFyffes or its designee, upon demand, and the ChiquitaFyffes Consideration Shares included therein shall be sold at the best price reasonably obtainable at the time. Any Scheme Shareholder who has not informed the Exchange Agent of its chosen method of delivery of the ChiquitaFyffes Consideration Shares prior to the one-year anniversary of the Effective Date shall thereafter look only to ChiquitaFyffes for payment of such holder’s claim for the ChiquitaFyffes Consideration Shares (subject to abandoned property, escheat or other similar applicable Laws).

4.4	None of Chiquita or Fyffes or ChiquitaFyffes or the Exchange Agent or any of their respective Affiliates, directors, officers, employees and agents shall be liable to any person in respect of any ChiquitaFyffes Consideration Shares (or dividends or distributions with respect thereto) from the Fyffes Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

4.5	Each mandate in force on the Effective Date relating to the payment of dividends or other distributions on any Scheme Shares and other instructions given to Fyffes by Holders shall, unless notice of revocation of such instructions is received by the Exchange Agent prior to the Scheme Record Time, be deemed to be an effective mandate or instruction to ChiquitaFyffes to pay and dispatch the Scheme Consideration payable under Clause 2 in accordance with such mandate.

5.	Fractional Entitlements

5.1	The aggregate number of ChiquitaFyffes Consideration Shares to which a Scheme Shareholder is entitled under Clause 3 shall, in each case, be rounded down to the nearest whole number.

5.2	No fractional entitlement of a ChiquitaFyffes Consideration Share shall be allotted to any Scheme Shareholder but all fractions of ChiquitaFyffes Consideration Shares to which Scheme Shareholders would otherwise be entitled shall be aggregated and sold in the market after the Effective Date and the net proceeds of such sale shall be paid in cash (in dollars) to the relevant Scheme Shareholders in accordance with what otherwise would have been their respective fractional entitlements.

5.3	Payment of amounts to which a Scheme Shareholder is entitled under this Clause will be made no later than 14 days after the Effective Date:

(a)	in the case of Scheme Shares which at the Scheme Record Time are in certificated form, by the delivery to the holder of a cheque for the relevant amount payable in accordance with this Clause 5 of the Scheme; or

(b)	in the case of Scheme Shares which at the Scheme Record Time are in uncertificated form, by ChiquitaFyffes ensuring that an assured payment obligation in respect of the relevant sum payable to the holder is created in accordance with the CREST assured payment arrangements, provided that ChiquitaFyffes reserves the right to make payment of the said sums by cheque if, for any reason, it wishes to do so.

5.4	All despatches of cheques required to be made pursuant to this Scheme shall be effected by sending the same through the post in prepaid envelopes addressed to the persons entitled thereto at their respective registered addresses as appearing in the register of members of Fyffes at the Scheme Record Time (or, in the case of joint holders, at the registered address as appearing in the said register at such time of that one of the joint holders whose name then stands first in the said register in respect of such joint holding) or in accordance with any special instructions regarding communications, and neither Fyffes nor ChiquitaFyffes shall be responsible for any loss or delay in the transmission of any cheques sent in accordance with this sub-clause, which shall be sent at the risk of the persons entitled thereto. All cheques shall be made payable to the holder or, in the case of joint holders, to the first named holder of the Scheme Shares concerned and the encashment of any such cheque shall be a complete discharge to the Company and ChiquitaFyffes for the moneys represented thereby. The provisions of this Clause shall take effect subject to any condition or prohibition imposed by law.

5.5	ChiquitaFyffes and the Exchange Agent shall be entitled to deduct and withhold from any amount payable pursuant to this Scheme to any Scheme Shareholder such amounts as ChiquitaFyffes or the Exchange Agent may be required to deduct and withhold with respect to the making of such payment under the Code or any other provision of federal, state, local or non-U.S. Tax law. To the extent that amounts are so withheld by ChiquitaFyffes or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Scheme as having been paid to the person to whom such consideration would otherwise have been paid.

6.	Certificates for Scheme Shares

With effect from the Effective Date:

6.1	All certificates representing Scheme Shares shall cease to have effect as documents of title to the shares comprised therein and every holder thereof shall be bound at the request of Fyffes to deliver up such certificate(s) to Fyffes or as it may direct;

6.2	EUI shall be instructed to disable the entitlements to Scheme Shares of Holders of Scheme Shares in uncertificated form.

7.	Restricted Jurisdiction and Restricted Overseas Shareholder

7.1	The provisions of Clauses 2, 3, 4, 5 and 6 shall be subject to any prohibition or condition imposed by law. Fyffes may in its sole discretion determine that the ChiquitaFyffes Consideration Shares will not be available in any Restricted Jurisdiction and/or that any Restricted Overseas Shareholder will not be entitled to require that the ChiquitaFyffes Consideration Shares be registered in his/her name with an address in such jurisdiction.

7.2	Notwithstanding the provisions of Clause 4, Scheme Shareholders who hold their Fyffes Shares in certificated form and have a registered address in a CSN Restricted Jurisdiction will, to the extent permissible in accordance with applicable Law and not (in the reasonable opinion of Chiquita and Fyffes) unduly onerous for any reason, be issued ChiquitaFyffes Consideration Shares directly or, if not permissible or if unduly onerous, have their ChiquitaFyffes Consideration Shares sold and the proceeds net of dealing costs remitted to them.

7.3	Fyffes retains the right to permit the release, publication or distribution of the Circular or the Forms of Proxy to any Restricted Overseas Shareholder who satisfies Fyffes (in its sole discretion) that doing so will not infringe the laws of the relevant Restricted Jurisdiction or require compliance with any governmental or other consent or any registration, filing or other formality that Fyffes is unable to comply with or regards as unduly onerous to comply with.

8.	The Effective Date

8.1	This Scheme shall become effective as soon as an office copy of the Court Order and a copy of the minutes required by Section 75 of the Act shall have been duly delivered by the Company to the Registrar for registration and registered by him, all of which deliveries shall be subject to Clause 8.3.

8.2	The Combination will be conditional upon the Scheme becoming effective and unconditional by not later than March 10, 2015 (or June 10, 2015, in certain circumstances if the only outstanding conditions relate to anti-trust approval of certain other conditions) or (in either case) earlier if required by the Panel or later if the parties agree and (if required) the Panel consents and (if required) the Irish High Court allows.

8.3	Fyffes, Chiquita and ChiquitaFyffes have agreed that in certain circumstances the necessary actions to seek sanction of this Scheme may not be taken.

9.	Modification

Fyffes, Chiquita and ChiquitaFyffes may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or any condition that the Irish High Court may approve or impose.

10.	Costs

Fyffes is authorized and permitted to pay all of its costs and expenses relating to the negotiation, preparation, approval and implementation of this Scheme.

11.	Governing Law

The Scheme shall be governed by, and construed in accordance with, the laws of Ireland and Fyffes and the Scheme Shareholders hereby agree that the Irish High Court shall have exclusive jurisdiction to hear and determine any suit, action or proceeding or to settle any dispute which may arise in relation thereto.

Scheme of Arrangement dated August 6, 2014 and as modified on September 1, 2014